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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

ALERE INC. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALERE INC.

51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
October 16, 2017

Dear Holder of Series B Convertible Perpetual Preferred Stock:

        On October 3, 2017, Abbott Laboratories ("Abbott") completed its acquisition of Alere Inc. ("Alere") pursuant to the Agreement and Plan of Merger, dated as of January 30, 2016, as amended on April 13, 2017 (the "Merger"). As a result of the Merger, Abbott owns all of the issued and outstanding shares of Alere's common stock and Alere is a subsidiary of Abbott.

        In connection with the Merger, on October 4, 2017, Abbott completed a tender offer pursuant to which it purchased 1,748,025 shares of Alere's Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Preferred Stock"). Accordingly, as of the date hereof, Abbott holds 98.5% of the shares of Preferred Stock issued and outstanding.

        On October 4, 2017, Abbott, as a holder of greater than two-thirds in voting power of the outstanding shares of the Preferred Stock, executed a written consent in lieu of a special meeting to approve an amendment to the Certificate of Designations, Preferences and Rights of Series B Convertible Perpetual Preferred Stock to provide, in connection with the Merger, for the automatic conversion of each share of Preferred Stock into the right to receive an amount in cash equal to the liquidation preference of such shares of Preferred Stock, equal to $400.00 per share, plus accrued but unpaid dividends, without interest.

        The attached Notice and Information Statement are being furnished to holders of record of the Preferred Stock at the close of business on October 4, 2017 in full satisfaction of any notice requirements under the Securities Exchange Act of 1934, as amended, and applicable Delaware law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.

Very truly yours,
/s/ KAREN M. PETERSON Karen M. Peterson Vice President and Treasurer

ALERE INC.

51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453

NOTICE OF CONSENT IN LIEU OF
SPECIAL MEETING OF STOCKHOLDERS

        Notice is hereby given to the holders (the "Preferred Stockholders") of the Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Alere Inc., a Delaware corporation ("Alere"), that the holders of not less than two-thirds in voting power of the outstanding shares of Preferred Stock have executed a written consent in lieu of a special meeting of the Preferred Stockholders to amend Section 9 and Section 13 of the Certificate of Designations, Preferences and Rights of Series B Preferred Stock to provide, in connection with the acquisition of Alere by Abbott Laboratories, for the automatic conversion of each share of Preferred Stock into the right to receive an amount in cash equal to the liquidation preference of such shares of Preferred Stock, equal to $400.00 per share, plus accrued but unpaid dividends without interest.

        These matters are more fully described in the Information Statement accompanying this Notice.

        Only holders of record of the Preferred Stock at the close of business on October 4, 2017 are entitled to notice of the matters described in the Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, this corporate action will not be effective until 20 days after the accompanying Information Statement is mailed to the Preferred Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.

By Order of the Board of Directors,
/s/ KAREN M. PETERSON Karen M. Peterson Vice President and Treasurer

Waltham, Massachusetts
October 16, 2017

ALERE INC.

51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

        Alere Inc., a Delaware corporation ("Alere"), is distributing this Information Statement (the "Information Statement") to the holders (the "Preferred Stockholders") of the Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Alere in full satisfaction of any notice requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable Delaware law. No additional action will be undertaken by Alere with respect to the receipt of written consents, and no appraisal or dissenters' rights under the Delaware General Corporation Law (the "DGCL") are afforded to Preferred Stockholders as a result of the adoption of the resolutions discussed herein.

        On October 3, 2017, Abbott Laboratories, an Illinois corporation ("Abbott"), completed the merger of its wholly-owned subsidiary with and into Alere pursuant to the Agreement and Plan of Merger, dated as of January 30, 2016, as amended on April 13, 2017 (the "Merger"). As a result of the Merger, Abbott owns all issued and outstanding shares of Alere's common stock, and Alere is a subsidiary of Abbott.

        In connection with the Merger, on October 4, 2017, Abbott completed a tender offer (the "Offer") pursuant to which it purchased 1,748,025 shares of Preferred Stock. Accordingly, as of the date hereof, Abbott holds 98.5% of the shares of Preferred Stock issued and outstanding.

        On October 4, 2017, Abbott, as a holder of greater than two-thirds in voting power of the outstanding shares of the Preferred Stock, executed a written consent in lieu of a special meeting (the "Written Consent") to amend Section 9 and Section 13 of the Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the "Certificate of Designations") to provide, in connection with the Merger, for the automatic conversion of each share of Preferred Stock into the right to receive an amount in cash equal to the liquidation preference of such shares of Preferred Stock, equal to $400.00 per share, plus accrued but unpaid dividends, without interest (the "Amendment"). The Amendment is attached as Annex I to this Information Statement.

        The affirmative vote or written consent of the holders of not less than two-thirds in voting power of the outstanding Preferred Stock, voting as a single class, was required to approve the Amendment. As of the close of business on October 4, 2017 (the "Record Date"), Alere had outstanding 1,774,253 shares of Preferred Stock, with each share entitled to one vote on all matters presented to the Preferred Stockholders. As of the Record Date, Abbott held of record 98.5% of the total outstanding shares of Preferred Stock, which, representing not less than two-thirds in voting power of the outstanding Preferred Stock, was sufficient to take the action to adopt the Amendment in accordance with the Certificate of Designations. Alere will not solicit any proxies or consents from any Preferred Stockholders in connection with this action.

        This Information Statement is being distributed, pursuant to the requirements of Section 14(c) of the Exchange Act and Section 228(e) of the DGCL, on or about October 16, 2017, to provide notice of the taking of corporate action without a meeting to the Preferred Stockholders of record as of the Record Date who did not consent in writing to such action. No dissenters' or appraisal rights under the DGCL are afforded to our Preferred Stockholders as a result of the execution of the Written Consent.

        The Amendment will not become effective before the date that is 20 days after the date on which this Information Statement is first mailed to the Preferred Stockholders. You are urged to read this Information Statement in its entirety for a description of the actions taken by Abbott.

        The Preferred Stock was listed on the New York Stock Exchange (the "NYSE"). On October 3, 2017, Alere filed a Form 25 to effect the delisting of the Preferred Stock from the NYSE as of October 13, 2017. Alere does not intend to apply for listing or registration of the Preferred Stock (in its present form or as amended by the Amendment) on the NYSE or any other exchange and expects the termination of such listing to limit holders' liquidity with respect to their shares of Preferred Stock.

        The entire cost of furnishing this Information Statement will be borne by Alere. Alere will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Preferred Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

        Alere's executive offices are located at 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, and our telephone number at that location is (781) 647-3900.

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 AMENDMENT TO CERTIFICATE OF DESIGNATIONS

Amendment to Preferred Stock Conversion Mechanics

        Following the completion of the Offer, 26,228 shares of Preferred Stock remain outstanding (excluding 1,748,025 shares of Preferred Stock held by Abbott). Abbott has approved the Amendment in order to ensure that all shares of Preferred Stock are cancelled in connection with the Merger and to eliminate any reporting requirements in respect of Alere associated with the Preferred Stock.

        The Amendment, once effective, will modify the Certificate of Designations to include a new provision providing that, in connection with the Merger, and notwithstanding anything in the Certificate of Designations to the contrary, each share of Preferred Stock issued and outstanding immediately prior to the effective date of the Amendment shall be converted automatically into the right to receive an amount in cash equal to the liquidation preference of the Preferred Stock, equal to $400.00 per share, plus accrued but unpaid dividends through such effective date, without interest (the "Specified Company Fundamental Change Consideration").

        Notwithstanding that the Merger may constitute a "Fundamental Change" or a "Make-Whole Fundamental Change" pursuant to the terms of the Certificate of Designations, the only consideration available to holders of Preferred Stock following the effective date of the Amendment will be the Specified Company Fundamental Change Consideration and, following the effective date of the Amendment, the shares of Preferred Stock will not be convertible into shares of Alere's common stock, or any other consideration, in lieu of the Specified Company Fundamental Change Consideration.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows ownership of Alere's common stock as of October 4, 2017.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Abbott(2)	100	100%
All current directors and executive officers as a group(3)	—	—

(1)
None of Abbott, the directors or the executive officers has pledged shares.

(2)
All shares of common stock are held directly with sole voting and investment power. In addition, as of the date above, Abbott directly owns 1,748,025 shares of Preferred Stock, representing 98.5% of the issued and outstanding shares of Preferred Stock, with sole voting and investment power over such shares of Preferred Stock. The address for Abbott is 100 Abbott Park Road, Abbott Park, Illinois 60064.

(3)
In addition, as of the date above, all directors and executive officers as a group hold no shares of Preferred Stock.

4

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        Alere is subject to the informational requirements of the Exchange Act. Alere files reports, proxy statements and other information with the SEC. You may read and copy any materials Alere files with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains Alere's reports, proxy and information statements and other information at www.sec.gov.

        Statements contained in this Information Statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

        The information contained in this Information Statement speaks only as of the date indicated on the cover of this Information Statement unless the information specifically indicates that another date applies.

        Alere has not authorized anyone to give you any information or to make any representation about the Merger, the Written Consent, the Amendment, Abbott or Alere that is different from or adds to the information contained in this Information Statement or in the documents Alere has publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

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 ANNEX I

Amendment to Certificate of Designations

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B CONVERTIBLE
PERPETUAL PREFERRED STOCK
OF
ALERE INC.

        The undersigned, being the Secretary of Alere Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), certifies that:

        FIRST: The Corporation filed a Certificate of Designations, Preferences and Rights of Series B Convertible Perpetual Preferred Stock on May 8, 2008 (the "Certificate of Designations") designating 2,300,000 shares of Series B Preferred Stock of the Corporation as "Series B Convertible Perpetual Preferred Stock.

        SECOND: The Certificate of Designations is hereby amended as follows (the "Amendment"):

          (a)   Section 9 is hereby amended to add the following section (f):

            "(f)  Specified Company Fundamental Change.

              (i)  Notwithstanding anything in this Certificate of Designations to the contrary, on the Specified Company Fundamental Change Effective Date, each share of Series B Preferred Stock issued and outstanding immediately prior to the Specified Company Fundamental Change Effective Date shall be converted automatically into, and shall thereafter represent only the right to receive, an amount in cash equal to the Liquidation Preference, plus accrued but unpaid dividends to but not including the Specified Company Fundamental Change Effective Date, without interest (the "Specified Company Liquidation Consideration"). As of the Specified Company Fundamental Change Effective Date, all shares of Series B Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate which immediately prior to the Specified Company Fundamental Change Effective Date represented any such shares of Series B Preferred Stock (each, a "Certificate") or non-certificated shares of Series B Preferred Stock held in book entry form (each, a "Book Entry Share") shall cease to have any rights with respect thereto, except the right to receive the Specified Company Liquidation Consideration to be paid in consideration therefor upon surrender of such Certificate or Book Entry Share or as otherwise required by applicable law.

             (ii)  The Specified Company Liquidation Consideration paid in respect of shares of Series B Preferred Stock upon the surrender for exchange of Certificates or Book Entry Shares in accordance with the terms of this Section 9(f) shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Series B Preferred Stock previously represented by such Certificates or Book Entry Shares, and at the Specified Company Fundamental Change Effective Date, the stock transfer books of the Corporation shall be closed with respect to, and thereafter there shall be no further registration of transfers on the stock transfer books of the Corporation (including in its capacity as the successor company of the Specified Company Fundamental Change (the "Successor Corporation")) of, the shares of Series B Preferred Stock that were outstanding immediately prior to the Specified Company Fundamental Change Effective Date. If, at any time after the Specified Company Fundamental Change Effective Date, Certificates or Book Entry Shares are presented to the Corporation (or the Successor Corporation) for any reason, they shall be canceled and exchanged as provided in this Section 9(f).

            (iii)  If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Successor Corporation, the posting by such Person of a bond, in such reasonable amount as the Successor Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, such Person will receive, in exchange for such lost, stolen or destroyed Certificate, the applicable Specified Company Liquidation Consideration to be paid in respect of the shares of Series B Preferred Stock formerly represented by such Certificate as contemplated by this Section 9(f).

            (iv)  Notwithstanding any provision of this Certificate of Designations to the contrary, none of the Successor Corporation or any of its affiliates shall be liable to any Person for Specified Company Liquidation Consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar Law.

             (v)  The Successor Corporation shall be entitled to deduct and withhold from the Specified Company Liquidation Consideration such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or under any provision of state, local or foreign tax law. To the extent amounts are so withheld and paid over to the appropriate governmental authority, the withheld amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such deduction and withholding was made.

            (vi)  For the avoidance of doubt, notwithstanding that the Specified Company Fundamental Change may also constitute a "Fundamental Change" or a "Make-Whole Fundamental Change" pursuant to the terms of this Certificate of Designations, the only consideration available to Holders of Series B Preferred Stock from and after the Specified Company Fundamental Change Effective Date shall be the Specified Company Liquidation Consideration and, from and after the Specified Company Fundamental Change Effective Date, the shares of Series B Preferred Stock will not be convertible into shares of Common Stock."

          (b)   Section 13 is hereby amended to add the following defined terms where they fit in alphabetical order:

          ""Specified Company Fundamental Change" means the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated January 30, 2016, as amended April 13, 2017, by and among the Corporation, Abbott Laboratories, an Illinois corporation ("Abbott"), and Angel Sub, Inc., formerly a Delaware corporation and formerly a wholly owned subsidiary of Abbott, as such agreement may be further amended.

          "Specified Company Fundamental Change Effective Date" means the date on which the Certificate of Amendment amending this Certificate of Designations to incorporate Section 9(f) becomes effective."

        THIRD: This Amendment has been duly adopted in accordance with the provisions of Sections 242 and 228 of the DGCL.

2

        IN WITNESS WHEREOF, the Corporation has causes this Amendment to the Certificate of Designation to be signed on this        day of               , 2017.

Alere Inc.
By:
Name:
Title:

3

QuickLinks

AMENDMENT TO CERTIFICATE OF DESIGNATIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
WHERE YOU CAN FIND ADDITIONAL INFORMATION
ANNEX I Amendment to Certificate of Designations CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B CONVERTIBLE PERPETUAL PREFERRED STOCK OF ALERE INC.